UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 17, 2016
QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

DE	000-49629	33-0933072
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25242 Arctic Ocean Drive, Lake Forest, CA 92630
(Address of principal executive offices) (Zip Code)
(949) 399-4500
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 23, 2016, Quantum Fuel Systems Technologies Worldwide, Inc. (the “Company”) received a letter from the staff of The Nasdaq Stock Market LLC (“Nasdaq”) stating that Nasdaq has determined that the Company’s securities will be delisted from The Nasdaq Stock Market. The decision was reached by the staff under Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1. The letter states that trading of the Company’s common stock will be suspended at the opening of business on Friday, April 1, 2016, and Nasdaq will file a Form 25-NSE with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.
As stated in the letter, Nasdaq's delisting determination was based on: (i) the Company’s press release dated March 23, 2016, announcing it had filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code and associated public interest concerns raised by the filing; (ii) concerns regarding the residual equity interest of the existing listed securities holders; and (iii) concerns about the Company’s ability to sustain compliance with all requirements for continued listing on The Nasdaq Stock Market. The Company does not intend to appeal Nasdaq’s determination.
On March 17, 2016, the Company received a letter from Nasdaq notifying the Company that because the Company has yet to file its Annual Report on Form 10-K for the year ended December 31, 2015, the Company is not in compliance with the Nasdaq’s listing rule 5250(c)(1), which requires timely filing of periodic reports with the Securities and Exchange Commission. The notice also states that the Company has 60 days from the notice date to file a plan to regain compliance. The Company does not intend to file a plan to regain compliance.
The Company’s common stock may be immediately eligible to be quoted in the “Pink Sheets.” To be quoted on the Pink Sheets, a market maker must sponsor the security and comply with SEC Rule 15c2-11 before it can initiate a quote in a specific security. There can be no assurance that a market maker will apply to quote the Company’s common stock or that the Company’s common stock will become eligible for the Pink Sheets.
On March 24, 2016, the Company issued a press release announcing the receipt of the Nasdaq notices, which press release is filed herewith as Exhibit 99.1.
Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release dated March 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

March 24, 2016	By:	/s/ Kenneth Lombardo
Kenneth Lombardo General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 24, 2016.